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                           QUALITY FOOD CENTERS, INC.
                                   EXHIBIT 11
                       COMPUTATION OF EARNINGS PER SHARE

    Calculations of earnings per share reported in this report on Form 10-K for the periods presented are based on the following:

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
                                                             FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                                ENDED              ENDED              ENDED
                                                          DECEMBER 28, 1996  DECEMBER 30, 1995  DECEMBER 31, 1994
                                                          -----------------  -----------------  -----------------

PRIMARY

  Weighted average shares outstanding...................       14,547,687         15,706,279         19,434,211

  Dilutive effect of stock options......................          340,313            123,721            221,789
                                                               ----------         ----------          ----------

  Weighted average common and equivalent shares
    outstanding.........................................       14,888,000         15,830,000         19,656,000
                                                               ----------         ----------          ----------
                                                               ----------         ----------          ----------
FULLY DILUTED

  Weighted average shares outstanding...................       14,547,687         15,706,279         19,434,211

  Dilutive effect of stock options......................          459,313            125,721            239,789
                                                               ----------         ----------          ----------
 Weighted average common and equivalent shares
    outstanding.........................................       15,007,000         15,832,000         19,674,000
                                                               ----------         ----------          ----------
                                                               ----------         ----------          ----------
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